Exhibit 21

Subsidiaries of the Registrant

	STATE	JURISDICTION
MEDICINOVA JAPAN INC.		JAPAN
AVIGEN, INC	DE	US, DE CORPORATION
MEDICINOVA (EUROPE)LIMITED		UK
MEDICINOVA EUROPE GmbH		GERMANY